December 2011 Investor Presentation
Great Plains Energy
Investor Presentation
December 2011
Exhibit 99.1

December 2011 Investor Presentation

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

December 2011 Investor Presentation

Overview

December 2011 Investor Presentation

• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations
 Company, or “GMO”)
• Company attributes
 – ~824,000 customers / 3,000 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$757M
 – ~$8.8bn in assets at 2010YE
 – ~$5.6bn in rate base
Service Territories: KCP&L and GMO
Business Highlights
2010 Retail MWh Sold by Customer Type
2010 Retail MWh Sales by Jurisdiction
2010 MWh Generated by Fuel Type
Total: ~ 23,806 MWhs*
Total: ~ 23,806 MWhs*
Total: ~ 26,679 MWhs*
Solid Vertically-Integrated Midwest Utility
* In thousands

December 2011 Investor Presentation
5

2005 - 2,382
2010 - 3,188
INCREASE = 34%
2005 - 500,000
2010 - 823,200
INCREASE = 65%
2005 - 14,400
2010 - 25,600
INCREASE = 78%
2005 - 2,788 MW
2010 - 4,345 MW
INCREASE = 56%
2005 - $2.12 Billion
2010 - $5.59 Billion
INCREASE = 164%
GXP’s Transformation: 2005 - Present
Rate Base
Utility Employees
Customers
T&D Route-Miles
Base Load Generation

December 2011 Investor Presentation

Leading Industries (Employees in 000’s)
State & Local Government	124.8
Full and Limited-Service Restaurants	63.3
General Medical & Surgical Hospitals / Offices of Physicians	46.7
Federal Government	29.1
Employment Services	20.6
Depository Credit Intermediation	16.3
Grocery Stores	16.2
Department Stores	15.5
Computer Systems Design and Related Srvcs	15.2
Management of Companies and Enterprises	15.2
KC Metropolitan Area Economy - Snapshot
Top 10 Employers (# of Employees)
HCA Midwest Health System	8,127
Wal-Mart Stores, Inc.	7,400
Sprint Corporation	7,300
St. Luke’s Health System	6,622
McDonald’s USA LLC	5,700
Cerner Corporation	4,980
Children’s Mercy Hospital & Clinics	4,812
DST Systems, Inc.	4,425
Truman Medical Center	4,081
University of Kansas Hospital	3,880
• The Kansas City metro area economy is represented by a diverse set of industries, supported by a sizeable presence in the governmental sector
Strengths
• Diversified economy
• Stability from governmental sector
• Well-developed transportation &
 distribution network
• Central national location
• Low cost of living/business
Weaknesses
• Increased competition from other
 Midwest business centers
• High dependence on Sprint Nextel
 and telecom
• Suburban sprawl
• Low employment growth
Opportunities
• New Ford product lines create local
 jobs
• Google ultra-high speed fiber
 network supports tech economy
• Kansas wind power attracts clean-
 energy firms
Source: The Kansas City Business Journal, BLS and Moody’s Analytics
Source for Listed Attributes: Moody’s Analytics

December 2011 Investor Presentation

Recent Developments and
September 30, 2011 Year-to-Date
Operating & Financial Update

December 2011 Investor Presentation

• KCC order stated that the decision to retrofit LaCygne 1 and 2 was reasonable, reliable, efficient and prudent and the cost estimate is reasonable
• Total project cost estimate, excluding AFUDC and property tax, of $1.23 billion; KCP&L’s total share is $615 million and Kansas jurisdictional share is
 $281 million
• Requested environmental rider denied
LaCygne Environmental Retrofit
Kansas Predetermination
Coal Unit	MW	SCR	Scrubber	Baghouse	Other Particulate Control	Mercury Controls	Cooling Tower
LaCygne 1	368(a)
LaCygne 2	341(a)
(a) KCP&L’s share of jointly-owned facility
(b) LaCygne 1 currently has a scrubber installed; however, 2011-13 capital expenditure plan includes the installation of a new scrubber on the unit
(c) Existing scrubber removes particulate matter but will be replaced by the baghouse
(d) Existing precipitator will be replaced by the baghouse
✓ Installed
(c)
(d)

December 2011 Investor Presentation

• Air permits have been obtained
• Entered into a firm fixed Engineering, Procurement and Construction Services
 (EPC) contract
• Construction of new duel flue chimney expected to begin 1Q 2012
LaCygne Environmental Retrofit
Construction Update
New Duel
Flue
Chimney
Unit 1 Wet
Scrubber
Unit 2 Wet
Scrubber
Unit 1
Baghouse
Unit 2 SCR
Low NOx Burners
and Overfire Air
System
Unit 2
Baghouse
Artist’s rendering of the LaCygne Generating Station Environmental Retrofit Project. Actual scale and location may vary.

December 2011 Investor Presentation

Collaboration
Agreement with
Sierra Club
Renewable
Portfolio
Standards - KS
and MO
Future Renewable
Requirements
• 2007 Agreement
• KCP&L pledged to add 100 MW of wind (beyond
 initial 100.5 MW at Spearville) by end of 2010
 and 300 MW by end of 2012, subject to
 regulatory approval
• 48 MW built in 2010 and 52 MW of RECs
 purchased for 2010 applied to 2010
 commitment; 48 MW and recent 131 MW PPA
 apply toward 2012 commitment
• In November 2011, entered into PPAs for 200
 MW of wind; applies towards 2012 commitment
• RPS requirements are different in each state
 – Missouri requirements based upon retail
 energy sales and include solar needs
 – Kansas requirements based upon retail
 peak load
Drivers of Future Renewable Energy Needs

December 2011 Investor Presentation

Analyst Day Presentation
• RFP for 220 MW of wind projects being evaluated — Likely structure is a PPA — Would consider using equity to finance asset growth if expected to be EPS accretive within 12-24 months of issuance

Renewable Investment and
Financing Considerations
Update to Plan
• Negotiated two wind contracts in 4Q 2011 for in-service by the end of 2012 — KCP&L - 100 MW PPA — GMO - 100 MW PPA
• May consider future ownership ― Would consider using equity to finance asset growth if expected to be EPS accretive within 12-24 months

December 2011 Investor Presentation

Overview of Rule
• Final rule signed in July 2011
• Regulates SO2 and NOx
• Allows limited air quality- assured allowance trading
• Includes Kansas and Missouri
• Uncertainty of rule pending judicial and administrative consideration
Potential Impact to Great Plains Energy
• Increased capital costs from additional emissions control equipment*
• Purchase allowances, if available
• Off-systems sales margin threshold
• Increased costs to customers

Achieving Compliance
• Install emissions control equipment
• Purchase allowances, if available
• Change in plant processes

*Potential costs included in approximate $1 billion for environmental compliance as noted in 3Q 2011 10-Q
Cross-State Air Pollution Rule (CSAPR)

December 2011 Investor Presentation

Regulatory Update
• Missouri
 ― On December 1, KCP&L and GMO gave notice to the
 Missouri Public Service Commission (MPSC) of their intent
 to file rate cases
 • Rate cases anticipated to be filed in 1Q 2012
 ― On December 1, KCP&L and GMO filed with the MPSC a
 notice of intent to file a merger case
 • This filing preserves the ability to file a merger case
 concurrently with the anticipated rate cases
 ― KCP&L and GMO anticipate making a filing under the
 Missouri Energy Efficiency Investment Act (MEEIA) by year
 end
• Kansas
 ― KCP&L anticipates filing for a property tax rider by year end with an effective date in February 2012

December 2011 Investor Presentation

Weather-Normalized Year-over-Year
Retail MWh Sales
1 Drivers contributing to the portion of the YTD decline that occurred in 1Q11 may have included a) switching to natural gas heat; b) conversion to more efficient heat pumps; c) conservation among KCP&L KS customers on an all-electric rate triggered by a substantial rate increase for this rate class in
 KCP&L’s 2010 KS rate case; and d) continued challenges in the local economy
2 As of September 30
2009
2009
2010
2010
Residential
Total Customer Class
2011 YTD1,2
2011 YTD1,2

December 2011 Investor Presentation

Plant Performance
1 As of September 30
1
1
1
1

December 2011 Investor Presentation

Source: J.D. Power and Associates 2011 Electric Utility Residential Customer Satisfaction StudySM
Tier 1
Tier 2
Tier 3
Tier 4
Customer Satisfaction

December 2011 Investor Presentation

2011 Quarterly and Year-to-Date September 30 EPS
Reconciliation Versus 2010
	Special Factors	WN Demand	Weather	Lag	Other	Total
1Q 2011	($0.07)	($0.04)	$0.01	($0.04)	-	($0.14)
2Q 2011	($0.06)	($0.01)	($0.03)	($0.02)	($0.04)	($0.16)
3Q 2011	($0.09)	$0.05	($0.03)	($0.03)	$0.05	($0.05)
Year To Date	($0.22)	$0.01	($0.04)	($0.09)	$0.01	($0.33)
	2010 EPS	2011 EPS	Change in EPS
1Q	$0.15	$0.01	($0.14)
2Q	$0.47	$0.31	($0.16)
3Q	$0.96	$0.91	($0.05)
Year To Date	$1.57	$1.24	($0.33)
Contributors to Lower 2011 EPS Compared to 2010
Note: Numbers may not add due to the effect of dilutive shares on EPS

December 2011 Investor Presentation

• Common stock outstanding for the year to date averaged 138.5 million shares, about 1 percent higher than the same period in 2010
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 189.9	$ 232.8	$ 1.37	$ 1.70
Other	(17.6)	(16.1)	(0.13)	(0.12)
Net income	172.3	216.7	1.24	1.58
Less: Net income attributable to noncontrolling interest	-	(0.1)	-	-
Net income attributable to Great Plains Energy	172.3	216.6	1.24	1.58
Preferred dividends	(1.2)	(1.2)	-	(0.01)
Earnings available for common shareholders	$ 171.1	$ 215.4	$ 1.24	$ 1.57
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Year-to-Date September 30
(Unaudited)

December 2011 Investor Presentation
Electric Utility Year-to-Date Results
Decreased depreciation and amortization
• Lower regulatory amortization
• Lower depreciation rates established in recent
 rate cases
Decreased income tax expense
• Lower pre-tax income
Increased other operating expenses
• O&M and property taxes related to Iatan 2
• Disallowances and other costs resulting
 from MO rate case orders
• Pension expense
• Flood related expenses
Decreased non-operating income and expenses
• Lower AFUDC equity
Charges related to organizational realignment
and voluntary separation program
Key Earnings Drivers
$42.6M Pre-tax
$15.6M
$50.8M Pre-tax
Increased gross margin*
• New retail rates partially offset by an
 extended Wolf Creek refueling outage, coal
 conservation activities and higher coal
 transportation costs
$22.4M Pre-tax
$12.7M Pre-tax
$2.2M Pre-tax
*Gross margin is a non-GAAP measure that is defined and reconciled to GAAP operating revenues in Appendix
Increased interest expense
• Lower AFUDC debt
• Lower carrying costs
$17.4M Pre-tax

December 2011 Investor Presentation

Special Factors Impacting
Year-to-Date Results and 2011 Guidance
	1Q	2Q	3Q	Total
Disallowances and other accounting effects from Missouri rate case orders	($0.03)			($0.03)
Organizational realignment and voluntary separation program	($0.04)	($0.01)		($0.05)
Wolf Creek extended outage and replacement power		($0.05)		($0.05)
Coal conservation and flooding related expenses			($0.09)	($0.09) (a)
Total	($0.07)	($0.06)	($0.09)	($0.22)
(a) Coal conservation ended mid-October and 4Q impact expected to be insignificant
(All Amounts Per-Share)

December 2011 Investor Presentation

Great Plains Energy Debt
($ in Millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term debt	$ 105.5	1.07%	$ 0.0	0.0%	$ 28.0	3.00%	$ 133.5	1.47%
Long-term debt (3)	2,064.5	6.04%	650.2	10.96%	986.8	6.61%	3,701.5	7.03%
Total	$2,170.0	5.80%	$650.2	10.96%	$1,014.8	6.51%	$3,835.0	6.83%
Secured debt = $749 (20%), Unsecured debt = $3,086 (80%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt

Long-Term Debt Maturities (4)
Debt Profile as of September 30, 2011
(4) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date
(5) $150 million of KCP&L long-term debt matured November 15, 2011
(5)

December 2011 Investor Presentation

* All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix
** Last twelve months as of September 30, 2011
Credit Profile for Great Plains Energy
Current Credit Ratings
	Moody’s	Standard & Poor’s
Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt	Stable - Ba2 Baa3	Stable BBB BB+ BBB-
KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper	Stable A3 Baa2 P-2	Stable BBB+ BBB A-2
GMO Outlook Senior Unsecured Debt Commercial Paper	Stable Baa3 P-3	Stable BBB A-2

December 2011 Investor Presentation

Operations and Regulatory Strategy

December 2011 Investor Presentation

Environmental
1. Estimated cost of compliance with
 current / proposed legislation =
 approximately $1 billion:
 • LaCygne
 – Unit 1 (368 MW*) - scrubber
 and baghouse - 2015
 – Unit 2 (341 MW*) - full Air
 Quality Control System
 (“AQCS”) - 2015
 • Montrose 3 (176 MW) - full AQCS -
 2016 (approx.)
 • Sibley 3 (364 MW) - scrubber and
 baghouse - 2016
2. Other retrofits less likely and therefore
 not included in estimated cost of
 compliance:
 • Montrose 1 and 2 (total capacity 334
 MW)
 • Sibley 1 and 2 (total capacity 102
 MW)
 • Lake Road 4 and 6 (99 MW)
 *KCP&L’s share of jointly-owned facility
Iatan 2 cooling tower fans. The use of a cooling tower for condenser cooling is an integral part of Iatan’s environmentally friendly zero liquid discharge operation.

December 2011 Investor Presentation

Renewable Energy and Energy Efficiency
1. Future renewable requirements
 driven by the following:
 • Renewable Portfolio Standards
 (“RPS”) in Missouri and Kansas
 • 2007 Collaboration Agreement
 with Sierra Club
2. Flexibility regarding acquisition of
 future renewable resources:
 • Through Purchased Power
 Agreements (“PPAs”) and
 purchases of Renewable Energy
 Credits (“RECs”); or
 • Adding to rate base if supported
 by credit profile and available
 equity and debt financing
3. Energy efficiency expected to be a
 key component of future resource
 portfolio:
 • Aggressive pursuit planned with
 appropriate regulatory recovery
Spearville 2 Wind Energy Facility in Western Kansas

December 2011 Investor Presentation

Transmission
1. Two significant projects are
 currently in GXP’s plans:
 • Iatan-Nashua 345kV line -
 Projected $54M total cost and
 2015 in-service date
 • Sibley-Maryville-Nebraska City
 345kV line - Projected $380M
 total cost and 2017 in-service
 date
2. Increasingly competitive
 environment requires consideration
 of strategic options
3. Flexibility is important - opportunity
 to pursue projects unilaterally but
 also preserve capital if needed
 through partnership
 Iatan-Nashua 345kV, 30 miles, $54M
 Expected in-service: 2015
 Sibley-Maryville-Nebraska City 345kV,
 170 miles, projected cost ~$380M

December 2011 Investor Presentation

Plant Operations
1. No additional baseload
 generation expected for
 several years
2. Targeting modest
 improvements in existing
 fleet performance in the
 coming years
3. No changes currently
 planned regarding nuclear’s
 role in the portfolio
Iatan 2, 850-megawatt coal fired power
plant recognized as power plant of the year
by Power Magazine

December 2011 Investor Presentation

Regulatory
• Our rates continue to compare well regionally and nationally
• Over the last five years, the Company has received fair and constructive treatment in both Kansas and Missouri, allowing for recovery of our CEP capital additions
• We continue to aggressively pursue strategies to improve our operating cost structure and are evaluating the best
 combination of rate cases and riders/trackers to reduce
 regulatory lag while minimizing the impact on customers

December 2011 Investor Presentation

2011 - 2012
Earnings Guidance

December 2011 Investor Presentation

Focused on Delivering Value to Shareholders
Earnings Growth
Expected Through Reduced Regulatory Lag, Disciplined Cost
Management and Long-Term Rate Base Growth
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio
 Targets
Objective: Improved Total Shareholder Returns

December 2011 Investor Presentation

Potential Earnings from Regulated Operations
Based on Recent Rate Case Outcomes
12012 includes conversion to 17.1M shares of GXP common stock in June

December 2011 Investor Presentation

2011 and 2012 EPS Guidance Range
• Increased 2011 guidance to $1.22 - $1.32 from $1.10 - $1.25
 – Drivers:
 • 3Q weather warmer than normal
 • 3Q increase in weather-normalized demand

• Actual 2011 capital expenditures estimated to be $50 million less than projected
• Reaffirming 2012 guidance of $1.35 - $1.55
• Reaffirming 2013 target of 50 basis points of lag in regulated operations

December 2011 Investor Presentation

• Strong emphasis on improving credit metrics
 – Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+
 beginning in 2012
• Dividend is reviewed quarterly in context of this objective as well as a belief that a sustainable and increasing dividend is a key driver of TSR and therefore a desirable goal
• Target payout ratio remains 50-70%
Dividend Strategy Considerations
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio
 Targets
• Company’s objective is to create shareholder value through
 – Increased earnings from reduced lag, disciplined cost management and long
 -term asset growth
 – A competitive dividend that complements this growth platform
*FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix

December 2011 Investor Presentation

• Proven track record of constructive regulatory treatment
• Credibility with regulators in terms of planning and execution of large, complex projects
• Competitive retail rates on a regional and national level supportive of potential future investment
Diligent
Regulatory
Approach
• Target significant reduction in regulatory lag
• Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of TSR
• Improvement in / stability of key credit metrics is a priority
Focused on
Shareholder
Value Creation
Excellent
Relationships
with Key
Stakeholders
• Customers - Tier 1 customer satisfaction
• Suppliers - strategic supplier alliances focused on long-term supply chain value
• Employees - strong relations between management and labor (3 IBEW locals)
• Communities - Leadership, volunteerism and high engagement in the areas we serve
• Environmental - additional ~$1 billion of “High Likelihood” capital projects planned to comply with existing / proposed environmental rules
• Transmission - additional $0.4 billion of capital additions planned
• Renewables - driven by Collaboration Agreement and MO/KS RPS; potential capital additions
• Other Growth Opportunities - selective future initiatives that will leverage our core strengths
Attractive
Platform for
Long-Term
Growth
GXP - Platform for Shareholder Value

December 2011 Investor Presentation

Great Plains Energy
Investor Presentation
December 2011

December 2011 Investor Presentation

Appendix

December 2011 Investor Presentation

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
Great Plains Energy Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)
(millions)	Three Months Ended September 30		Year to Date September 30
	2011	2010	2011	2010
Operating revenues	$773.7	$ 728.8	$1,831.7	$ 1,787.7
Fuel	(146.5)	(127.3)	(365.8)	(333.2)
Purchase power	(68.1)	(68.0)	(178.4)	(171.4)
Transmission of electricity by others	(8.6)	(8.1)	(23.1)	(20.9)
Gross margin	$550.5	$ 525.4	$1,264.4	$ 1,262.2

December 2011 Investor Presentation

Credit Metric Reconciliation to GAAP
Funds from operations (FFO) to adjusted debt is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO to adjusted debt, as used
by Great Plains Energy, is defined in accordance
with Standard & Poor’s methodology used for
calculating FFO to debt. The numerator of the ratio
is defined as net cash from operating activities
(GAAP) plus non-GAAP adjustments related to
operating leases, hybrid securities, post-retirement
benefit obligations, capitalized interest, power
purchase agreements, asset retirement obligations,
changes in working capital and decommissioning
fund contributions. The denominator of the ratio is
defined as the sum of debt balances (GAAP) plus
non-GAAP adjustments related to some of the same
items adjusted for in the numerator and other
adjustments related to securitized receivables and
accrued interest. Management believes that FFO to
adjusted debt provides a meaningful way to better
understand the Company’s credit profile. FFO to
adjusted debt is used internally to help evaluate the
possibility of a change in the Company’s credit
rating.

December 2011 Investor Presentation

Credit Metric Reconciliation to GAAP
Funds from operations (FFO) interest coverage
ratio is a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO interest coverage, as
used by Great Plains Energy, is defined in
accordance with Standard & Poor’s methodology
used for calculating FFO interest coverage. The
numerator of the ratio is defined as net cash from
operating activities (GAAP) plus non-GAAP
adjustments related to operating leases, hybrid
securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions
plus adjusted interest expense (non-GAAP). The
denominator of the ratio, adjusted interest
expense, is defined as interest charges (GAAP)
plus non-GAAP adjustments related to some of
the same items adjusted for in the numerator and
other adjustments needed to match Standard &
Poor’s calculation. Management believes that
FFO interest coverage provides a meaningful way
to better understand the Company’s credit profile.
FFO interest coverage is used internally to help
evaluate the possibility of a change in the
Company’s credit rating.

December 2011 Investor Presentation

Credit Metric Reconciliation to GAAP
Adjusted debt to total adjusted capitalization is
a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). Adjusted debt to total
adjusted capitalization, as used by Great Plains
Energy, is defined in accordance with Standard
& Poor’s methodology used for calculating the
ratio of debt to debt and equity. The numerator
of the ratio, adjusted debt, is defined as the
sum of debt balances (GAAP) plus non-GAAP
adjustments related to securitized receivables,
operating leases, hybrid securities, post-
retirement benefit obligations, accrued interest,
power purchase agreements and asset
retirement obligations. The denominator of the
ratio, total adjusted capitalization, is defined as
the sum of equity balances (GAAP) plus non-
GAAP adjustments related to hybrid securities
plus the non-GAAP adjusted debt as defined for
the numerator. Management believes that
adjusted debt to total adjusted capitalization
provides a meaningful way to better understand
the Company’s credit profile. Adjusted debt to
total adjusted capitalization is used internally to
help evaluate the possibility of a change in the
Company’s credit rating.
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